EXHIBIT 10.15
                                                                   -------------

                   AMEMDMENT TO REGISTRATION RIGHTS AGREEMENT

     This Amendment to Registration Rights Agreement (the "Amendment") is dated as of January 25, 2006 by and among Intraop Medical Corporation, a Nevada corporation (the "Company") and the Purchasers named below (each, a "Purchaser" and together, the "Purchasers").

     WHEREAS, the Company and certain of the Purchasers entered into a Registration Rights Agreement dated as of August 31, 2005 (the "August Rights Agreement").

     WHEREAS, the Company and certain of the Purchasers entered into Registration Rights Agreement dated as of October 25, 2005, on substantially the same terms as the August Rights Agreement (the "October Rights Agreement" and together with the August Rights Agreement, the "Rights Agreements").

     WHEREAS, Section 2 of the Rights Agreements requires the Company to file a registration statement with the Securities and Exchange Commission registering securities issued by the Company and held by the Purchasers on the timetable set forth therein.

     WHEREAS, the Company and the Purchasers have agreed to modify the registration obligations of the Company under the Rights Agreements, as set forth below.

     NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration and intending to be legally bound, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used and not otherwise defined herein that are defined in the Rights Agreements shall have the meanings given such terms in the Rights Agreements.

     2. Amendment to Section 1 (Definitions) - Definition of Effectiveness Date. The definition of "Effectiveness Date" set forth in Section 1 of the Rights Agreements is hereby amended in its entirety to provide as follows:

          "Effectiveness Date" means, (i) with respect to the initial Registration Statement required to be filed hereunder, March 31, 2006, (ii) with respect to any subsequent Registration Statement referred to in
     Section 2(a), as amended, thirty (30) calendar days following the Filing Date for such subsequent Registration Statement and (iii) with respect to any additional Registration Statements which may be required pursuant to
     Section 3(c), the 120th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above."

     3. Amendment to Section 1 (Definitions) - Definition of Filing Date. The definition of "Filing Date" set forth in Section 1 of the Rights Agreements is hereby amended in its entirety to provide as follows:

          "Filing Date" means (i) with respect to the initial Registration Statement required hereunder, January 27, 2006, (ii) with respect to any subsequent Registration Statement referred to in Section 2(a), as amended, five (5) Trading Days following the date that the immediately preceding Registration Statement filed by the Company with the Commission is declared effective by the Commission and (iii) with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder."

     4. Amendment to Section 2(a) (Shelf Registration). Section 2(a) of the Rights Agreements is hereby amended in its entirety to provide as follows:

          "(a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of ten million (10,000,000) shares of Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. Thereafter, (i) within five (5) Trading Days of the date that such initial Registration Statement is declared effective by the Commission the Company shall file a second "Shelf" Registration Statement to register fifteen million (15,000,000) shares of Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, (ii) within five (5) Trading Days of the date that such second Registration Statement is declared effective by the Commission the Company shall file a third "Shelf" Registration Statement to register twenty two million five hundred thousand (22,500,000) shares of Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 and (iii) to the extent required, within five (5) Trading Days of the date that such third Registration Statement is declared effective by the Commission the Company shall file a fourth "Shelf" Registration Statement to register such additional number of Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 such that the aggregate number of Registrable Securities registered by the Company pursuant to the Rights Agreements equals 130% of the Registrable Securities on the Filing Date.

     The Registrable Securities included in each such Registration Statement shall be allocated among the Purchasers on a pro rata basis (calculated based upon the number of Registrable Securities held by such Purchaser divided by the total number of Registrable Securities held by all Purchasers). Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and, with respect to the initial Registration Statement, prior to the applicable Effectiveness Date, and shall use its best efforts to keep each such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statements have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a Form 424(b)(5) with the Commission. Failure to so notify the Holder within 1 Trading Day of such notification shall be deemed an Event under Section 2(b)."

     5. Amendment to Section 6(f) (Amendments and Waivers; Additional Purchasers). The first sentence of Section 6(f) of the Rights Agreements is hereby amended to read as follows:

          "The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of at least 75% of the then outstanding Registrable Securities, provided however, that no amendment that would adversely affect a Holder shall be effective unless consented to in writing by such Holder."

     6. Penalties; Events of Default.

     (a) The Purchasers hereby agree that any liquidated damages or penalty interest payable by the Company pursuant to Section 2(b)(i) of the Rights Agreements (without giving effect to this Amendment) with respect to filing a Registration Statement on or prior to the Filing Date are hereby waived and extinguished.

     (b) The Company and Purchasers party to the August Rights Agreement hereby agree that liquidated damages payable by the Company pursuant to Section 2(b)(iv) of the August Rights Agreement with respect to the Registration Statement not being declared effective by the Commission by its Effectiveness Date, shall accrue commencing March 31, 2006 and shall be payable by the Company in accordance with Section 2(b) of the August Rights Agreement.

     (c) The Company and Purchasers party to the October Rights Agreement hereby agree that, notwithstanding the definition of "Effectiveness Date," as amended, liquidated damages payable by the Company pursuant to Section 2(b)(iv) of the October Rights Agreement with respect to the Registration Statement not being declared effective by the Commission by its Effectiveness Date, shall accrue and be payable commencing April 30, 2006 if, on such date, fifty percent (50%) or more of the Registrable Securities under the October Rights Agreement have not been registered pursuant to a Registration Statement declared effective by the Commission. Such liquidated damages shall continue to accrue and be payable until all Registrable Securities under the October Rights Agreement have been registered pursuant to a Registration Statement declared effective by the Commission.

     (d) Any Event of Default (as defined in the 7% convertible debentures or 10% senior secured debentures issued by the Company to the Purchasers, as applicable) arising from the Company's breach of Section 2 of the Rights Agreements is hereby waived, subject to the Company's compliance with Section 2 of the Rights Agreements, as amended.

     7. Priority of Registration. Registrable Securities registered in each Registration Statement filed by the Company pursuant to Section 2(a) of the Rights Agreements shall be allocated among the Purchasers on a pro rata basis, based upon the number of Registrable Securities owned by each such Purchaser. The Company shall register Registrable Securities in the following order: (i) shares issuable upon conversion of Debentures, (ii) shares issuable upon exercise of Long Term Warrants and (iii) shares issuable upon exercise of Short Term Warrants (provide that holders of 10% senior secured debentures shall be entitled to register shares underlying warrants in lieu of shares underlying Debentures). For purposes of this Amendment, "Debenture," "Long Term Warrants" and "Short Term Warrants" shall have the meanings set forth in the Securities Purchase Agreement entered into by the Company and the respective Purchasers named therein. Notwithstanding anything herein to the contrary, any Purchaser may re-prioritize the registration of its Registrable Securities within its pro-rata allocation of registration rights upon written instructions from such Purchaser.

     8. Short Term Warrant - Effective Date. For purposes of determining the Termination Date of the Short Term Warrants, the "Effective Date" for a Short Term Warrant shall be the date that all shares underlying such Short Term Warrant have been registered on a Registration Statement declared effective by the Commission.

     9. Registration of Other Securities. Until such time as the Registration Statements described in Section 2(a) of the Rights Agreements, as amended, have been declared effective by the Commission, registering all of the Registrable Securities held by the Purchasers, the Company shall not file any other registration statement registering shares for its own account or for others under the Securities Act. Notwithstanding the foregoing, the Company may register with the Commission securities under Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans.

     10. Effective Date of Amendment. This Amendment shall be effective when executed by holders of seventy five percent (75%) of the outstanding Registrable Securities under each of the August Rights Agreement and the October Rights Agreement.

     11. Issuance of Shares to parties to the August Rights Agreement. In consideration of the parties to the August Rights Agreement agreeing to enter into this Amendment, the Company shall issue an aggregate of 112,500 shares of its common stock to such parties (45,000 shares to Bushido Master Capital Fund, L.P.; 22,500 shares to Gamma Opportunity Capital Partners, LP Class A; 22,500 shares to Gamma Opportunity Capital Partners, LP Class C and 22,500 shares to Samir Financial, L.L.C.) (each such party an "August Party" and such shares the "August Shares") promptly after execution of this Amendment by the August Parties. The August Shares issued pursuant to this Section 11 shall be deemed to be "Registrable Securities" under the August Rights Agreement. Unless instructed in writing by an August Party to the contrary, the August Shares relating to such August Party shall be included on the second Registration Statement filed relating to the Registrable Securities and have priority over such August Party's registration of shares underlying the Long Term Warrants provided that such inclusion shall not increase such August Party's pro-rata allocation of registration rights as set forth in Section 7 above.

     12. Reference to the Agreement. On and after the effective date of this Amendment, each reference in the August Rights Agreement or the October Rights Agreement to "the Agreement," "this Agreement," "hereunder" and "hereof" or words of like import shall refer to the August Rights Agreement or the October Rights Agreement, (as applicable) as amended by this Amendment. The August Rights Agreement and the October Rights Agreement, as amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     13. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

     14. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                  THE COMPANY:
                                  -----------


                                  INTRAOP MEDICAL CORPORATION


                                  By:    /s/ Donald A. Goer
                                      ------------------------------------------
                                      Name: Donald A. Goer
                                      Title: Chief Executive Officer & President


                                  THE PURCHASERS:
                                  --------------


                                  BUSHIDO MASTER CAPITAL FUND, LP

                                  By:    /s/ Christopher Rossman
                                      ------------------------------------------
                                      Name: Christopher Rossman
                                      Title: Managing Director


                                  GAMMA OPPORTUNITY CAPITAL
                                   PARTNERS, LP CLASS A

                                  By:    /s/ Jonathan Knight
                                      ------------------------------------------
                                      Name: Jonathan Knight
                                      Title: President/Director


                                  GAMMA OPPORTUNITY CAPITAL
                                   PARTNERS, LP CLASS C

                                  By:    /s/ Jonathan Knight
                                      ------------------------------------------
                                      Name: Jonathan Knight
                                      Title: President/Director

                                  SAMIR FINANCIAL, L.L.C.

                                  By:    /s/ Mohammed H. Mirza
                                      ------------------------------------------
                                      Name: Mohammed H. Mirza
                                      Title: Manager


                                  REGENMACHER HOLDINGS, LTD.

                                  By:    /s/ Jonathan Knight
                                      ------------------------------------------
                                      Name: Jonathan Knight
                                      Title: Director


                                  ABS SOS-PLUS PARTNERS LTD.

                                  By:    /s/ Jonathan Knight
                                      ------------------------------------------
                                      Name: Jonathan Knight
                                      Title: President


                                  DOLPHIN OFFSHORE PARTNERS, L.P.

                                  By:    /s/ Peter E. Salas
                                      ------------------------------------------
                                      Name: Peter E. Salas
                                      Title: Authorized Signatory


                                  ALPHA CAPITAL AG

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  CRESTVIEW CAPITAL MASTER, LLC

                                  By:    /s/ Stewart R. Flink
                                      ------------------------------------------
                                      Name: Stewart R. Flink
                                      Title: Member

                                  MAGNETAR CAPITAL MASTER FUND, LTD.

                                  By: Magnetar Financial, LLC
                                      Its: Investment Manager

                                  By:    /s/ Paul Smith
                                      ------------------------------------------
                                      Name: Paul Smith
                                      Title: General Counsel